Basis of Preparation	6 Months Ended
Jun. 30, 2021
Basis of Preparation [Abstract]
Basis of Preparation [text block]	BASIS OF PREPARATION
The condensed consolidated financial statements for the six months ended June 30, 2021 have been prepared in accordance with International Accounting Standard (“IAS”) 34 Interim Financial Reporting issued by the International Accounting Standards Board (“IASB”) and the applicable disclosure requirements of Appendix 16 to the Listing Rules. They should be read in conjunction with the Group’s annual financial statements for the year ended December 31, 2020, which were prepared in accordance with International Financial Reporting Standards (“IFRS”).
The condensed consolidated financial statements have been prepared on the historical cost basis except for financial liabilities for cash-settled share-based payment transactions that are measured at fair value.